                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  SEPTEMBER 2, 1998

                               EGGHEAD.COM, INC.
               (Exact name of registrant as specified in charter)

        WASHINGTON                              0-16930                         91-1296187
(State or other jurisdiction           (Commission File Number)      (IRS Employer Identification No.)
      of incorporation)

                            22705 E. MISSION AVENUE
                        LIBERTY LAKE, WASHINGTON  99019
              (Address of principal executive offices) (Zip Code)

                                 (509) 922-7031
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

     Elected to the Board of Directors of Egghead,com, Inc. (the "Company") on September 2, 1998 were three new directors, C. Scott Gibson, Robert T. Wall and Karen White. Richard P. Cooley and Samuel N. Stroum retired from the Board of Directors of the Company on September 2, 1998.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          Exhibit Number                       Description
          --------------                       -----------
               99.1               Press Release Dated September 2, 1998

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       EGGHEAD.COM, INC.


                                       By:  /s/ George P. Orban
                                            ---------------------------------
                                            George P. Orban, Chairman of the
                                            Board and Chief Executive Officer

Dated:  September 18, 1998

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